                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2003


                          INTERLOTT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                       001-12986                31-1297916
(State of Incorporation)       (Commission File Number)      (I.R.S. Employer
                                                            Identification No.)

                     7697 Innovation Way, Mason, Ohio 45040
          (Address of principal executive offices, including zip code)

                                 (513) 701-7000
              (Registrant's telephone number, including area code)

Items 2, 3, 4, 6, 8, 9, 10 and 11 are not applicable and are omitted from this Report.

Item 1. Changes in Control of Registrant.

           A press release dated March 17, 2003 is attached hereto as Exhibit
99.1 and is incorporated herein by reference. In connection with the proposed transaction described in the press release, the holder of a majority of the Registrant's outstanding voting stock has entered into a Stockholder Voting and Option Agreement attached as Exhibit 99.3 and incorporated herein by reference. In this Agreement, the holder agrees to vote in specified ways with respect to the transaction, grants an irrevocable proxy in such regard and grants an option for the purchase, under specified circumstances, of his stock in the Registrant.

Item 5.  Other Events

         A press release dated March 17, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. An Agreement and Plan of Merger and a Stockholder Voting and Option Agreement related to the proposed transaction described in the press release are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference

Item 7.  Financial Statements Information and Exhibits

(a)      Financial Statements of Businesses Acquired.

         Not applicable

(b)      Pro Forma Financial Information.

         Not applicable

(c)      Exhibits.

         The following exhibits are filed with this Report on Form 8-K:

        Regulation S-K
           Exhibit No.                              Exhibit
        ---------------                            --------

              99.1   Press release dated March 17, 2003

              99.2 Agreement and Plan of Merger dated as of March 17, 2003 by and among GTECH Holdings Corporation, Bengal Acquisition Co. and Interlott Technologies, Inc.

              99.3 Stockholder Voting and Option Agreement dated as of March 17, 2003 among GTECH Holdings Corporation, Bengal Acquisition Co. and L. Rogers Wells, Jr.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Interlott Technologies, Inc.


                                                /s/ Dennis W. Blazer
                                                -------------------------
                                                Dennis W. Blazer
                                                Chief Financial Officer

Date:  March 17, 2003